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EXHIBIT 24.1

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ DOUGLAS N. DAFT Chairman of the Board, Chief Executive Officer and Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, STEVEN J. HEYER, President and Chief Operating Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ STEVEN J. HEYER President and Chief Operating Officer The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ GARY P. FAYARD Executive Vice President and Chief Financial Officer The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ CONNIE D. MCDANIEL Vice President and Controller The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ HERBERT A. ALLEN Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ RONALD W. ALLEN Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ CATHLEEN P. BLACK Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ WARREN E. BUFFETT Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ BARRY DILLER Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ DONALD R. KEOUGH Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, SUSAN BENNETT KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ SUSAN BENNETT KING Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ MARIA ELENA LAGOMASINO Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ DONALD F. MCHENRY Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, ROBERT L. NARDELLI, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ ROBERT L. NARDELLI Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ SAM NUNN Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, J. PEDRO REINHARD, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ J. PEDRO REINHARD Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ JAMES D. ROBINSON III Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ PETER V. UEBERROTH Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2003 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2004.

/s/ JAMES B. WILLIAMS Director The Coca-Cola Company

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  EXHIBIT 24.1
POWER OF ATTORNEY